UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

PERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

Effective July 31, 2013, the Fund seeks total return. Prior to July 31, 2013, the Fund followed a different investment objective and strategies under the name “Permal Tactical Allocation Fund.” The Fund was managed as a tactical asset allocation program that sought to provide total return in excess of a traditional 60/30/10 (equity/fixed income/cash) portfolio over the medium term.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Permal Alternative Core Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special Shareholder Notice:

Effective July 31, 2013, changes were made to the Fund’s investment objective, investment policies and strategies, and the Fund name changed from Permal Tactical Allocation Fund to Permal Alternative Core Fund. The Fund’s new investment policies and strategies increase the manager’s flexibility to allocate to alternative investments, and also broaden the investment universe to offer the portfolio managers a wider selection of investment choices. Effective July 31, 2013, the Fund compares its performance to that of a composite index consisting of 60% Morgan Stanley Capital International (“MSCI”) World Index (Gross) and 40% Barclays U.S. Aggregate Index. The Fund no longer compares its performance to the 60/30/10 Composite Index, which consists of 60% MSCI World Index (Gross), 30% Barclays U.S. Aggregate Index and 10% Citigroup 3-Month U.S. Treasury Bill Index, or the Citigroup 3-Month U.S. Treasury Bill Index. The Fund believes that the new Composite Index is a more relevant benchmark for its new investment objective and strategies.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Permal Alternative Core Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

Permal Alternative Core Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

IV	Permal Alternative Core Fund

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013... activity is expected to improve further in 2014-15, largely on account of recovery in the advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.”

At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Permal Alternative Core Fund	V

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

VI	Permal Alternative Core Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. Prior to July 31, 2013, the Fund followed a different investment objective and investment strategies under the name, Permal Tactical Allocation Fund. The Fund was managed as a tactical asset allocation program that sought to provide total return in excess of a traditional 60/30/10 (equity/fixed-income/cash) portfolio over the medium term.

Effective July 31, 2013, the Fund seeks total return. The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including exchange-traded funds (ETFs) (“underlying funds”). The Fund typically will invest, directly or through underlying funds and exchange traded notes (ETNs), approximately 50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies, 0% to 50% of its total assets in equity-related investments, 0% to 50% of its total assets in fixed income-related investments and 0% to 40% in cash and cash equivalents. The Fund may not invest more than 10% of its total assets in any one investment considered by Permal Asset Management LLC (“Permal”), the Fund’s subadviser, to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

Hedge fund strategies may seek both long and short exposures to equities, fixed-income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The Fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The Fund may also employ various security, currency or commodity hedging strategies.

The composition of the Fund’s investment portfolio will vary over time, based on, among other things, quantitative and qualitative techniques and risk management guidelines. The Fund may employ an asset allocation strategy to exploit perceived inefficiencies or imbalances in equity, fixed-income or other asset classes in any region or country. Permal will allocate assets to securities and other instruments, various underlying funds and ETNs which, in its opinion, are consistent with its guidelines and invest in the markets and strategies as identified by its asset allocation process. In allocating assets to underlying funds, Permal may consider, among other factors, the general type of strategy employed, depth of experience, fee levels, value, growth potential, reputation in the industry, consistency, volatility, ability to perform in up and down markets and returns over time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The S&P 500 Indexi was up 32.39% in 2013. The year started strongly as the “fiscal cliff” negotiations were resolved through higher payroll taxes and higher income taxes, but Congress did not address the debt ceiling or the funding of the U.S. government, both issues that would impact markets later in the year. The S&P 500 Index was up 5.18% in January 2013 and continued to rally 18.02% through May 21, 2013. Equity markets seemed to climb the proverbial “wall of worry” during the first

Permal Alternative Core Fund 2013 Annual Report	1

Fund overview (cont’d)

five and half months of the reporting period. Outside of the U.S., there was a banking crisis in Cyprus where haircuts1 were imposed on creditors. Prime Minister Shinzo Abe of Japan pressed forward with reform with one of the three arrows of “Abenomics,” aggressive monetary policy, by announcing over $1 trillion in stimulus through Bank of Japan’s quantitative easing. On May 22, the Federal Open Market Committee (“FOMC”)ii minutes were released and hinted at a reduced pace of asset purchases, called “tapering,” given the ongoing recovery of the U.S. and an improved labor market. The S&P 500 Index corrected about -5.6% over the May/June time period until the Federal Reserve Board (“Fed”)iii members reiterated that monetary policy would remain accommodative. U.S. interest rates rose sharply with the 10-Year U.S. Treasury rising from 1.63% in early May to a peak of nearly 3% in early September. Emerging market assets came under pressure during that time period as well. However, concerns over a chemical weapons attack in Syria leading to potential military conflict and a sixteen-day U.S. government shutdown in October did not derail the equity market rally.

Outside of U.S. equities, most developed market equities performed well; however, broad emerging market equities did not. The MSCI World Index (Gross)iv was up 27.37% while the MSCI Emerging Markets Indexv was down 2.60%. In the fixed-income and credit markets, the Barclays U.S. Aggregate Indexvi was down 2.02% and the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)vii was down 8.31%, while the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii was up 7.44% on tighter credit spreads. Commodity markets generally declined in 2013; the Dow Jones-UBS Commodity Index (“DJ-UBSCI”)ix was down 9.58% for the year.

Q. How did we respond to these changing market conditions?

A. The tactical nature of the Fund gives us the flexibility to pursue what we believe to be the best risk adjusted opportunities across asset classes, investment styles and strategies, and geographies. Entering 2013, the equity and fixed-income allocations were 50.1% and 29.3%, respectively; whereas, the alternatives allocation was 20.6% (including cash and cash equivalents). Tactically, the composition of both the equity and fixed-income allocations were quite different from their respective benchmarks in an attempt to capitalize on what we perceived to be an attractive opportunity set. Within equities, the Fund was overweight the U.S. and Emerging Markets (via Frontier Markets exposure) and underweight Europe, Japan and non-Japan Asia. On a sector basis, the Fund was overweight Materials (via gold equities), Consumer Discretionary and Health Care. The Fund was underweight Information Technology, Consumer Staples and Financials sectors. The fixed-income allocation remained focused on a diversified basket of credit investments including investment grade bonds, non-Agency residential mortgage-backed securities, commercial mortgage-backed (“CMBS”) securities and high-yield corporate bonds. Additionally, the Fund had investments in international and emerging market bonds globally. We felt these segments of the fixed-income market provided the most attractive risk-return characteristics. The alternatives allocation consisted of a dedicated G10x currency strategy, two discretionary macro strategies, an event driven strategy and a basket of

2	Permal Alternative Core Fund 2013 Annual Report
[1]	The percentage by which an asset’s market value is reduced for the purpose of calculating capital requirement, margin and collateral levels.

U.S. royalty trusts to gain exposure to natural gas. We felt these positions would offer a diversified return stream to the Fund, especially during periods of market stress.

During the first quarter, the equity allocation remained constant both on a geographic and sector basis. The fixed-income allocation was reduced to 22.6% by eliminating the investment grade and high-yield bond exposure in favor of building out the alternatives allocation, which stood at 28.1% at quarter-end. Specifically, new positions in U.S. energy infrastructure assets (primarily master limited partnerships) and short positions in U.S. government bonds, the Euro and Japanese yen were added. During the second quarter, the equity allocation was reduced marginally with the focus remaining on the U.S. We continued to reduce the fixed income allocation to 16.7% into the end of the second quarter as yields began to increase. The alternatives allocation was increased to 35.7% by adding a managed futures strategy for further diversification to the traditional equity and fixed income exposure the Fund had.

During the third quarter, the Fund completed its restructuring to allow for increased flexibility to allocate to alternative investments. The allocation ranges were set at 0% to 50% in equities, 0% to 50% in fixed-income, 50% to 100% in alternative strategies and 0% to 40% in cash or cash equivalents. The change was driven by the forward looking opportunity set in traditional fixed-income which we believed to be relatively limited from a total return perspective, with an increased likelihood of higher interest rates in the U.S. and other developed markets. At the end of the third quarter, the allocation to traditional equity and fixed-income was 41.1% and 3.7%, respectively; while the allocation to alternatives was increased to 55%.

In the fourth quarter, the equity allocation was reduced to 28.5% after the strong performance to date in 2013. Traditional fixed-income was reduced to zero. The alternatives allocation, which totaled 71.5% at year-end, became more diversified and included hedge fund strategies like discretionary global macro, managed futures, equity long/short and event driven. Infrastructure, real estate and alternative fixed-income and portfolio hedges rounded out the allocation. During the fourth quarter our most significant change was to increase the equity long/short allocation by adding a new fund and to implement new portfolio hedges.

The Fund uses derivatives for a variety of reasons. During 2013, the Fund utilized derivatives primarily to hedge against foreign currency exposure obtained through Fund investments in ETFs that invested in non-U.S. dollar denominated assets. The Fund used foreign currency forward contracts to hedge its exposure to both the Euro and Japanese yen. The use of those derivatives had a positive impact on performance. The Fund also used derivatives to take a directional view on certain foreign currencies throughout the year.

Performance review

For the twelve months ended December 31, 2013, Class A shares of Permal Alternative Core Fund, excluding sales charges, returned 11.85%. The Fund’s new unmanaged benchmarks, the MSCI World Index (Gross) and the Barclays U.S. Aggregate Index returned 27.37% and -2.02%, respectively, for the same period. The 60/40 Composite Indexxi, consisting of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index, returned 14.83% over the same time frame. Effective July 31, 2013, the Fund no longer compares its performance to the Citigroup

Permal Alternative Core Fund 2013 Annual Report	3

Fund overview (cont’d)

3-Month U.S. Treasury Bill Indexxii or the 60/30/10 Composite Indexxiii, which returned 0.05% and 15.08%, respectively. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 4.62% for the same period.

Performance Snapshot* as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Permal Alternative Core Fund:
Class A	8.34%	11.85%
Class C	7.90%	10.94%
Class FI	8.30%	11.81%
Class I	8.54%	12.13%
Class IS	8.47%	12.07%
MSCI World Index (Gross)	17.08%	27.37%
Barclays U.S. Aggregate Index	0.43%	-2.02%
60/40 Composite Index	10.20%	14.83%
Citigroup 3-Month U.S. Treasury Bill Index	0.02%	0.05%
60/30/10 Composite Index	10.16%	15.08%
Lipper Alternative Multi-Strategy Funds Category Average[1]	3.30%	4.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on Permal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

* Prior to July 31, 2013, the Fund followed a different investment objective and investment policies and strategies under the name “Permal Tactical Allocation Fund.” Effective July 31, 2013, the Fund compares its performance to a composite index consisting of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index to be more in line with the Fund’s new investment objective and policies.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 31, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.12%, 2.84%, 2.18%, 1.83% and 1.92%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 98 funds for the six-month period and among the 87 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Permal Alternative Core Fund 2013 Annual Report

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets is not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. Acquired fund fees and expenses are subject to these arrangements. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap by 0.06% for each class as a result of brokerage commissions on purchases and sales of exchange traded funds. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The equity allocation was the top contributor to performance in 2013 given the strength in the equity markets. Within the equity allocation, the ClearBridge Aggressive Growth Fund was the top contributor. Exposure to European and Japanese equities were contributors as well. The Fund’s focus on alternatives also contributed positively to Fund performance with all four sub-strategy groups posting attractive returns. Within alternative fixed-income, the allocation to a basket of CMBS boosted Fund performance. In addition, equity long/short strategies and frontier equity market exposure enabled the alternative equity sub-sector to contribute meaningfully to returns during the year.

Q. What were the leading detractors from performance?

A. Gold equities were the biggest detractor from performance in 2013. The Fund owned both the Market Vectors Gold Miners and Market Vectors Junior Gold Miners ETFs at various points in the year and both declined in value in 2013. Certain attempts to hedge some portfolio holdings, such as by taking short positions in Euro currency also detracted from Fund performance.

Thank you for your investment in Permal Alternative Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

Permal Asset Management LLC

Alexander Pillersdorf

Co-Portfolio Manager

Permal Asset Management LLC

January 24, 2014

Permal Alternative Core Fund 2013 Annual Report	5

Fund overview (cont’d)

RISKS: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities fall. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Permal Alternative Core Fund 2013 Annual Report

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The MSCI World Index (Gross) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

[v]

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix	The Dow Jones-UBS Commodity Index (“DJ-UBSCI”) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.

[x]

The Group of Ten (“G10”) includes the wealthiest eleven member nations of the International Monetary Fund (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and USA).

xi

The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index Month U.S. Treasury Bill Index.

xii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury bills.

xiii

The 60/30/10 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross), 30% Barclays U.S. Aggregate Index and 10% Citigroup 3-Month U.S. Treasury Bill Index.

Permal Alternative Core Fund 2013 Annual Report	7

Fund at a glance (unaudited)

Permal Alternative Core Fund Breakdown† (%) as of — December 31, 2013

Investments in Underlying Funds

% of Total Long-Term Investments	Top 5 Sectors
6.8 iShares Inc. — iShares MSCI EMU Index Fund	Financials Industrials Consumer Discretionary Consumer Staples Materials
6.7 iShares Inc. — iShares MSCI Japan Index Fund	Financials Consumer Discretionary Industrials Information Technology Consumer Staples
5.1 FundVantage Trust — Gotham Absolute Return Fund, Institutional Class Shares	Information Technology Industrials Consumer Discretionary Health Care Consumer Staples
4.9 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials
4.7 AQR Funds — AQR Managed Futures Strategy Fund, Class I Shares	Equities Currencies Commodities Fixed Income
4.6 WisdomTree Trust — WisdomTree SmallCap Dividend Fund	Financials Industrials Utilities Consumer Discretionary Information Technology
4.5 Vanguard Specialized Funds — Vanguard Dividend Appreciation Index Fund, ETF Shares	Consumer Goods Industrials Consumer Services Health Care Financials
4.5 Wasatch Funds Trust — Wasatch Long/Short Fund, Investor Class Shares	Energy Information Technology Financials Consumer Discretionary Materials

8	Permal Alternative Core Fund 2013 Annual Report

% of Total Long-Term Investments	Top 5 Sectors
4.2 Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	U.S. Treasury Bills U.S. Treasury Notes
3.5 MainStay Funds — MainStay Marketfield Fund, Class I Shares	Industrials Materials Consumer Discretionary Financials Energy
3.4 BH Macro Ltd., USD Shares	Equities Currencies Interest Rates Credit
3.4 John Hancock Funds II — John Hancock Global Absolute Return Strategies Fund, Class R6 Shares	Short-Term Investments Equities Corporate Bonds Foreign Government Obligation Purchased Options
3.4 ProShares UltraShort 20+ Year Treasury	U.S. Treasury Bonds
3.2 John Hancock Funds II — John Hancock Currency Strategies Fund, Class R6 Shares	U.S Government Cash & Cash Equivalent Forwards
2.9 JPMorgan Alerian MLP Index ETN	Energy
2.7 Third Point Offshore Investors Ltd., USD Shares	Equities Credit Macro
2.6 First Trust Energy Infrastructure Fund	Energy Infrastructure
2.5 The Africa Emerging Markets Fund, Class A Shares	Financials Consumer Staples Materials Telecommunication Services Industrials
2.4 Morgan Stanley China A Share Fund, Inc.	Pharmaceuticals Insurance Automobiles Commercial Banks Software
2.0 The EMM Umbrella Funds — The Emerging Markets Middle East Fund, Class A Shares	Financials Consumer Discretionary Industrials Consumer Staples Telecommunication Services
1.7 Market Vectors ETF Trust — Junior Gold Miners ETF	Gold Mining
1.2 Main Street Capital Corp.	Energy Equipment & Services Specialty Retail Media Commercial Services & Supplies Health Care Providers & Services
1.2 New Mountain Finance Corp.	Software Business Services Education Federal Services Distribution & Logistics

Permal Alternative Core Fund 2013 Annual Report	9

Fund at a glance (unaudited) (cont’d)

% of Total Long-Term Investments	Top 5 Sectors
1.1 Prospect Capital Corp.	Diversified Financial Services Consumer Finance Durable Consumer Products Consumer Services Software & Computer Services
1.1 Ares Capital Corp.	Senior Secured Loan Program Health Care Services Business Services Education Other Services
1.1 ETFS Palladium Trust — ETFS Physical Palladium Shares	Palladium
1.0 Fifth Street Finance Corp.	Healthcare Services Diversified Support Services Education Services Advertising Specialized Finance
0.9 ETFS Platinum Trust — ETFS Physical Platinum Shares	Platinum
Common Stocks
12.7 Real Estate Investment Trust (REITs)

†	Subject to change at any time.

10	Permal Alternative Core Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	8.34%	$1,000.00	$1,083.40	0.67%	$3.52	Class A	5.00%	$1,000.00	$1,021.83	0.67%	$3.41
Class C	7.90	1,000.00	1,079.00	1.45	7.60	Class C	5.00	1,000.00	1,017.90	1.45	7.37
Class FI	8.30	1,000.00	1,083.00	0.90	4.73	Class FI	5.00	1,000.00	1,020.67	0.90	4.58
Class I	8.54	1,000.00	1,085.40	0.44	2.31	Class I	5.00	1,000.00	1,022.99	0.44	2.24
Class IS	8.47	1,000.00	1,084.70	0.66	3.47	Class IS	5.00	1,000.00	1,021.88	0.66	3.36

Permal Alternative Core Fund 2013 Annual Report	11

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

12	Permal Alternative Core Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/13	11.85%	10.94%	11.81%	12.13%	12.07%
Inception* through 12/31/13	10.40	9.56	10.37	10.67	10.66

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/13	5.43%	9.94%	11.81%	12.13%	12.07%
Inception* through 12/31/13	9.02	9.56	10.37	10.67	10.66

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/13/09 through 12/31/13)	59.54%
Class C (Inception date of 4/13/09 through 12/31/13)	53.87
Class FI (Inception date of 4/13/09 through 12/31/13)	59.34
Class I (Inception date of 4/13/09 through 12/31/13)	61.36
Class IS (Inception date of 4/13/09 through 12/31/13)	61.30

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is April 13, 2009.

Permal Alternative Core Fund 2013 Annual Report	13

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Permal Alternative Core Fund vs. MSCI World Index (Gross), Barclays U.S. Aggregate Index, Citigroup 3-Month U.S. Treasury Bill Index, 60/30/10 Composite and 60/40 Composite Index†‡ — April 13, 2009 - December 2013

Value of $1,000,000 invested in

Class I and IS Shares of Permal Alternative Core Fund vs. MSCI World Index (Gross), Barclays U.S. Aggregate Index, Citigroup 3-Month U.S. Treasury Bill Index, 60/30/10 Composite and 60/40 Composite Index†‡ — April 13, 2009 - December 2013

14	Permal Alternative Core Fund 2013 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Permal Alternative Core Fund at inception on April 13, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Index (Gross), Barclays U.S. Aggregate Index, Citigroup 3-Month U.S. Treasury Bill Index 60/30/10 Composite and 60/40 Composite Index. The MSCI World Index (Gross) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher and having at least one year to maturity. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury Bills. The 60/30/10 Composite is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross), 30% Barclays U.S. Aggregate Index and 10% Citigroup 3-Month U.S. Treasury Bill Index. The 60/40 Composite Index is a hypothetical representation of the performance of portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index Month U.S. Treasury Bill Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective July 31, 2013, the Fund will compare its performance to that of a composite index consisting of 60% Morgan Stanley Capital International (“MSCI”) World Index (Gross) and 40% Barclays U.S. Aggregate Index. The Fund will no longer compare its performance to the 60/30/10 Composite Index, which consists of 60% MSCI World Index (Gross), 30% Barclays U.S. Aggregate Index and 10% Citigroup 3-Month U.S. Treasury Bill Index, or the Citigroup 3-Month U.S. Treasury Bill Index. The Fund believes that the new composite index is a more relevant benchmark for its new investment strategies.

*	Citigroup 3-Month U.S. Treasury Bill Index is as of month end April 30, 2009.

Permal Alternative Core Fund 2013 Annual Report	15

Consolidated schedule of investments

December 31, 2013

Permal Alternative Core Fund

Description	Shares	Value
Investments in Underlying Funds — 77.5%
AQR Funds — AQR Managed Futures Strategy Fund, Class I Shares	360,179	$3,817,897	(a)
Ares Capital Corp.	52,398	931,112
BH Macro Ltd., USD Shares	141,639	2,795,246	*
ETFS Palladium Trust — ETFS Physical Palladium Shares	12,500	872,625	*
ETFS Platinum Trust — ETFS Physical Platinum Shares	5,700	763,173	*
Fifth Street Finance Corp.	89,568	828,504
First Trust Energy Infrastructure Fund	102,820	2,141,740
FundVantage Trust — Gotham Absolute Return Fund, Institutional Class Shares	320,016	4,141,001
iShares, Inc.:
iShares MSCI EMU Index Fund	135,246	5,596,479
iShares MSCI Japan Index Fund	452,613	5,490,196
John Hancock Funds II:
John Hancock Global Absolute Return Strategies Fund, Class R6 Shares	249,187	2,756,008
John Hancock Currency Strategies Fund, Class R6 Shares	283,260	2,631,484	*
JPMorgan Alerian MLP Index ETN	51,325	2,378,914
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	20,343	4,008,001	(b)
Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	3,400,001	3,400,001	(b)
Main Street Capital Corp.	30,255	989,036
MainStay Funds — MainStay Marketfield Fund, Class I Shares	155,453	2,878,982
Market Vectors ETF Trust — Junior Gold Miners ETF	44,781	1,390,450	*
Morgan Stanley China A Share Fund, Inc.	82,749	1,970,254
New Mountain Finance Corp.	63,696	957,988
ProShares UltraShort 20+ Year Treasury	34,700	2,748,240	*
Prospect Capital Corp.	83,047	931,787
The Africa Emerging Markets Fund, Class A Shares	62,707	2,040,486	†
The EMM Umbrella Funds — The Emerging Markets Middle East Fund, Class A Shares	90,580	1,669,384	*(a)‡
Third Point Offshore Investors Ltd, USD Shares	141,697	2,245,897
Vanguard Specialized Funds — Vanguard Dividend Appreciation Index Fund, ETF Shares	49,357	3,713,621
Wasatch Funds Trust — Wasatch Long/Short Fund, Investor Class Shares	228,034	3,698,710
WisdomTree Trust — WisdomTree SmallCap Dividend Fund	54,923	3,723,230
Total Investments in Underlying Funds (Cost — $66,271,690)		71,510,446

See Notes to Consolidated Financial Statements.

16	Permal Alternative Core Fund 2013 Annual Report

Permal Alternative Core Fund

Description			Shares	Value
Common Stocks — 11.2%
Financials — 11.2%
Real Estate Investment Trusts (REITs) — 11.2%
Chimera Investment Corp.			287,077	$889,939
Colony Financial Inc.			77,786	1,578,278
MFA Financial Inc.			113,115	798,592
NorthStar Realty Finance Corp.			117,464	1,579,891
RAIT Financial Trust			173,030	1,552,079
Resource Capital Corp.			263,478	1,562,425
Starwood Property Trust Inc.			57,029	1,579,703
Two Harbors Investment Corp.			90,533	840,146
Total Common Stocks (Cost — $8,804,345)				10,381,053
Total Investments before Short-Term Investments (Cost — $75,076,035)				81,891,499

	Rate	Maturity Date	Face Amount
Short-Term Investments — 9.6%
Repurchase Agreements — 9.6%
State Street Bank & Trust Co. repurchase agreement dated 12/31/13; Proceeds at maturity — $8,882,000; (Fully collateralized by U.S. Treasury Notes, 0.250% due 9/30/14; Market Value — $9,063,077) (Cost — $8,882,000)	0.000%	1/2/14	8,882,000	8,882,000
Total Investments — 98.3% (Cost — $83,958,035#)				90,773,499
Other Assets in Excess of Liabilities — 1.7%				1,541,942
Total Net Assets — 100.0%				$92,315,441

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Underlying Fund is affiliated with Legg Mason, Inc. and more information about the Underlying Fund is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $85,565,570.

†	Redemptions permitted weekly and subject to 10 business day notice prior to the redemption date.

‡	Redemptions permitted weekly.

Abbreviations used in this schedule:
ETF	— Exchange Traded Fund
ETN	— Exchange Traded Note
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Annual Report	17

Consolidated statement of assets and liabilities

December 31, 2013

Assets:
Investments in unaffiliated Underlying Funds and investments, at cost	$78,773,611
Investments in affiliated Underlying Funds, at cost	5,184,424
Investments in unaffiliated Underlying Funds and investments, at value	83,365,497
Investments in affiliated Underlying Funds, at value	7,408,002
Cash	55,707
Receivable for Fund shares sold	1,159,450
Receivable from investment manager	206,586
Dividends receivable from unaffiliated Underlying Funds and investments	178,058
Unrealized appreciation on forward foreign currency contracts	176,143
Dividends receivable from affiliated Underlying Funds	35
Prepaid expenses	29,955
Total Assets	92,579,433

Liabilities:
Payable for Fund shares repurchased	132,922
Service and/or distribution fees payable	32,609
Distributions payable	504
Accrued expenses	97,957
Total Liabilities	263,992
Total Net Assets	$92,315,441

Net Assets:
Par value (Note 7)	$61
Paid-in capital in excess of par value	83,543,412
Overdistributed net investment income	(2,271,288)
Accumulated net realized gain on Underlying Funds, investments, capital gain distributions from Underlying Funds and foreign currency transactions	4,051,649
Net unrealized appreciation on Underlying Funds, investments, and foreign currencies	6,991,607
Total Net Assets	$92,315,441

See Notes to Consolidated Financial Statements.

18	Permal Alternative Core Fund 2013 Annual Report

Shares Outstanding:
Class A	1,092,644
Class C	2,309,241
Class FI	1,206
Class I	2,738,113
Class IS	901

Net Asset Value:
Class A (and redemption price)	$15.02
Class C*	$15.07
Class FI (and redemption price)	$15.27
Class I (and redemption price)	$15.00
Class IS (and redemption price)	$15.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.94

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Annual Report	19

Consolidated statement of operations

For the Year Ended December 31, 2013

Investment Income:
Income distributions from unaffiliated Underlying Funds and investments	$2,245,776
Income distributions from affiliated Underlying Funds	126,424
Interest	374
Total Investment Income	2,372,574

Expenses:
Investment management fee (Note 2)	627,255
Service and/or distribution fees (Notes 2 and 5)	430,603
Legal fees	157,274
Transfer agent fees (Note 5)	114,455
Registration fees	76,275
Shareholder reports	71,716
Audit and tax	43,528
Custody fees	26,640
Fund accounting fees	9,653
Trustees’ fees	6,800
Insurance	3,163
Miscellaneous expenses	8,765
Total Expenses	1,576,127
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(521,445)
Net Expenses	1,054,682
Net Investment Income	1,317,892

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Capital Gain Distributions from Underlying Funds and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Sale of affiliated Underlying Funds	4,050,904
Sale of unaffiliated Underlying Funds and investments	3,352,526
Capital gain distributions from affiliated Underlying Funds	94,560
Capital gain distributions from unaffiliated Underlying Funds and investments	493,728
Foreign currency transactions	1,204,201
Net Realized Gain	9,195,919
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Underlying Funds and Investments	2,110,040
Affiliated Underlying Funds	(2,099,557)
Foreign currencies	(61,847)
Change in Net Unrealized Appreciation (Depreciation)	(51,364)
Net Gain on Underlying Funds, Investments, Capital Gain Distributions from Underlying Funds and Foreign Currency Transactions	9,144,555
Increase in Net Assets from Operations	$10,462,447

See Notes to Consolidated Financial Statements.

20	Permal Alternative Core Fund 2013 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$1,317,892	$1,763,658
Net realized gain	9,195,919	1,668,876
Change in net unrealized appreciation (depreciation)	(51,364)	8,167,123
Increase in Net Assets From Operations	10,462,447	11,599,657

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,350,062)	(2,600,009)
Net realized gains	(5,244,642)	(377,681)
Decrease in Net Assets From Distributions to Shareholders	(8,594,704)	(2,977,690)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	20,205,494	17,616,471
Reinvestment of distributions	5,325,300	1,953,327
Cost of shares repurchased	(32,906,403)	(48,283,091)
Decrease in Net Assets From Fund Share Transactions	(7,375,609)	(28,713,293)
Decrease in Net Assets	(5,507,866)	(20,091,326)

Net Assets:
Beginning of year	97,823,307	117,914,633
End of year*	$92,315,441	$97,823,307
* Includes overdistributed net investment income of:	$(2,271,288)	$(1,549,107)

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Annual Report	21

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012	2011	2010	2009[2]

Net asset value, beginning of year	$14.79	$13.72	$14.69	$13.66	$11.40

Income (loss) from operations:
Net investment income	0.24	0.26 [3]	0.30 [3]	0.24 [3]	0.28	[3]
Net realized and unrealized gain (loss)	1.47	1.30	(0.97)	1.15	2.24
Total income (loss) from operations	1.71	1.56	(0.67)	1.39	2.52

Less distributions from:
Net investment income	(0.59)	(0.44)	(0.30)	(0.34)	(0.20)
Net realized gains	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(1.48)	(0.49)	(0.30)	(0.36)	(0.26)

Net asset value, end of year	$15.02	$14.79	$13.72	$14.69	$13.66
Total return[4]	11.85%	11.41%	(4.58)%	10.19%	21.76%[5]

Net assets, end of year (000s)	$16,410	$17,164	$20,408	$16,492	$17,548

Ratios to average net assets:
Gross expenses[6]	1.46%	1.33%	1.26%	1.61%	7.61%[7]
Net expenses[6,8,9,10]	0.89	1.02	1.05	1.13	1.16	[7]
Net investment income	1.55	1.80 [3]	2.06 [3]	1.71 [3]	2.89	[3,7]

Portfolio turnover rate	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.08%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

22	Permal Alternative Core Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012	2011	2010	2009[2]

Net asset value, beginning of year	$14.83	$13.75	$14.71	$13.68	$11.40

Income (loss) from operations:
Net investment income	0.14	0.17 [3]	0.21 [3]	0.18 [3]	0.28	[3]
Net realized and unrealized gain (loss)	1.44	1.27	(0.98)	1.10	2.15
Total income (loss) from operations	1.58	1.44	(0.77)	1.28	2.43

Less distributions from:
Net investment income	(0.45)	(0.31)	(0.19)	(0.23)	(0.09)
Net realized gains	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(1.34)	(0.36)	(0.19)	(0.25)	(0.15)

Net asset value, end of year	$15.07	$14.83	$13.75	$14.71	$13.68
Total return[4]	10.94%	10.63%	(5.28)%	9.36%	21.03%[5]

Net assets, end of year (000s)	$34,812	$40,887	$45,602	$31,874	$8,452

Ratios to average net assets:
Gross expenses[6]	2.18%	2.05%	2.02%	2.27%	5.49%[7]
Net expenses[6,8,9,10]	1.66	1.77	1.80	1.88	1.91	[7]
Net investment income	0.90	1.14 [3]	1.47 [3]	1.33 [3]	2.91	[3,7]

Portfolio turnover rate	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 21.35%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Annual Report	23

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2013	2012	2011	2010	2009[2]

Net asset value, beginning of year	$14.78	$13.71	$14.68	$13.65	$11.40

Income (loss) from operations:
Net investment income	0.19	0.28 [3]	0.27 [3]	0.23 [3]	0.23	[3]
Net realized and unrealized gain (loss)	1.50	1.28	(0.94)	1.16	2.28
Total income (loss) from operations	1.69	1.56	(0.67)	1.39	2.51

Less distributions from:
Net investment income	(0.31)	(0.44)	(0.30)	(0.34)	(0.20)
Net realized gains	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(1.20)	(0.49)	(0.30)	(0.36)	(0.26)

Net asset value, end of year	$15.27	$14.78	$13.71	$14.68	$13.65
Total return[4]	11.81%	11.39%	(4.58)%	10.20%	21.67%[5]

Net assets, end of year (000s)	$18	$96	$90	$134	$122

Ratios to average net assets:
Gross expenses[6]	1.48%	1.39%	1.41%	1.73%	10.04%[7]
Net expenses[6,8,9,10]	1.00	1.02	1.06	1.13	1.15	[7]
Net investment income	1.27	1.90 [3]	1.86 [3]	1.67 [3]	2.39	[3,7]

Portfolio turnover rate	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 21.99%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

24	Permal Alternative Core Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013	2012	2011	2010	2009[2]

Net asset value, beginning of year	$14.77	$13.70	$14.67	$13.64	$11.40

Income (loss) from operations:
Net investment income	0.27	0.30 [3]	0.34 [3]	0.33 [3]	0.36	[3]
Net realized and unrealized gain (loss)	1.48	1.30	(0.98)	1.10	2.17
Total income (loss) from operations	1.75	1.60	(0.64)	1.43	2.53

Less distributions from:
Net investment income	(0.63)	(0.48)	(0.33)	(0.38)	(0.23)
Net realized gains	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(1.52)	(0.53)	(0.33)	(0.40)	(0.29)

Net asset value, end of year	$15.00	$14.77	$13.70	$14.67	$13.64
Total return[4]	12.13%	11.72%	(4.35)%	10.48%	21.89%[5]

Net assets, end of year (000s)	$41,061	$39,583	$51,732	$44,012	$8,608

Ratios to average net assets:
Gross expenses[6]	1.18%	1.04%	0.97%	1.19%	6.16%[7]
Net expenses[6,8,9,10]	0.64	0.77	0.80	0.88	0.91	[7]
Net investment income	1.75	2.02 [3]	2.30 [3]	2.36 [3]	3.75	[3,7]

Portfolio turnover rate	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.21%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2013 Annual Report	25

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013	2012	2011	2010	2009[2]

Net asset value, beginning of year	$14.77	$13.70	$14.67	$13.64	$11.40

Income (loss) from operations:
Net investment income	0.22	0.31 [3]	0.31 [3]	0.27 [3]	0.25	[3]
Net realized and unrealized gain (loss)	1.52	1.29	(0.95)	1.16	2.28
Total income (loss) from operations	1.74	1.60	(0.64)	1.43	2.53

Less distributions from:
Net investment income	(0.46)	(0.48)	(0.33)	(0.38)	(0.23)
Net realized gains	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(1.35)	(0.53)	(0.33)	(0.40)	(0.29)

Net asset value, end of year	$15.16	$14.77	$13.70	$14.67	$13.64
Total return[4]	12.07%	11.74%	(4.35)%	10.48%	21.88%[5]

Net assets, end of year (000s)	$14	$93	$83	$135	$122

Ratios to average net assets:
Gross expenses[6]	1.21%	1.13%	1.16%	1.48%	9.79%[7]
Net expenses[6,8,9,10]	0.76	0.77	0.81	0.88	0.90	[7]
Net investment income	1.46	2.15 [3]	2.08 [3]	1.92 [3]	2.63	[3,7]

Portfolio turnover rate	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.21%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

26	Permal Alternative Core Fund 2013 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

Permal Alternative Core Fund (formerly Permal Tactical Allocation Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund may invest directly in fixed income, indexed or other performance-related instruments (including exchange-traded notes (“ETNs”)), equity securities, forwards and derivatives. However, while authorized to invest directly, most of the Fund’s long or short exposure to asset classes typically will be achieved indirectly through investments in a combination of intermediary securities such as open-end (including exchange-traded funds (“ETFs”)), and closed-end funds as well as funds that are commonly referred to as hedge funds.

Effective July 31, 2013, the Fund’s investment guidelines were revised to increase the Fund’s allocation to “alternative investments” as a percentage of total assets. Alternative investments may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The Fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The Fund may also employ various security, currency or commodity hedging strategies.

The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Core Fund, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed,

Permal Alternative Core Fund 2013 Annual Report	27

Notes to consolidated financial statements (cont’d)

collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a fund investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying

28	Permal Alternative Core Fund 2013 Annual Report

Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in Underlying Funds	$66,023,165	$5,487,281	—	$71,510,446
Common stocks	10,381,053	—	—	10,381,053
Total long-term investments	$76,404,218	$5,487,281	—	$81,891,499
Short-term investments†	—	8,882,000	—	8,882,000
Total investments	$76,404,218	$14,369,281	—	$90,773,499
Other financial instruments:
Forward foreign currency contracts	—	$176,143	—	$176,143
Total	$76,404,218	$14,545,424	—	$90,949,642

†	See Consolidated Schedule of Investments for additional detailed categorizations.

Permal Alternative Core Fund 2013 Annual Report	29

Notes to consolidated financial statements (cont’d)

For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2013, securities valued at $5,041,143 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

30	Permal Alternative Core Fund 2013 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Royalty trusts. The Fund may invest in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically, royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors.

(f) Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such underlying fund at a time that is unfavorable to the Fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

Permal Alternative Core Fund 2013 Annual Report	31

Notes to consolidated financial statements (cont’d)

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest

32	Permal Alternative Core Fund 2013 Annual Report

income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Permal Alternative Core Fund 2013 Annual Report	33

Notes to consolidated financial statements (cont’d)

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$2,762	—	$(2,762)
(b)	1,307,227	$(1,307,227)	—

(a)	Reclassifications are primarily due to a prior year taxable overdistribution.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of distributions from underlying funds.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal Asset Management LLC. (“Permal”) and Legg Mason Global Asset Allocation, LLC (“LMGAA”) are the Fund’s subadvisers. Western Asset Management Company (“Western Asset”) manages the cash and short-term instrument. LMPFA, Permal, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Permal and Western Asset an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA pays LMGAA an annual rate of 0.05% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitations take into account the

34	Permal Alternative Core Fund 2013 Annual Report

expenses of the Underlying Funds. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class of shares of each Underlying Fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the Underlying Funds.

In addition, the Fund indirectly pays management and/or administrative fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $521,445.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $6,602 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$2,994

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$83,534,001
Sales	104,544,483

Permal Alternative Core Fund 2013 Annual Report	35

Notes to consolidated financial statements (cont’d)

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,305,776
Gross unrealized depreciation	(3,097,847)
Net unrealized appreciation	$5,207,929

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	UBS AG	6,000,000	$8,254,016	3/19/14	$178
Japanese Yen	UBS AG	800,000,000	7,599,352	3/19/14	175,965
Net unrealized gain on open forward foreign currency contracts					$176,143

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$176,143

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(433,868)	$(433,868)
Forward foreign currency contracts	$1,102,591	—	1,102,591
Total	$1,102,591	$(433,868)	$668,723

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(61,847)

36	Permal Alternative Core Fund 2013 Annual Report

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$46,000
Forward foreign currency contracts (to buy)†	711,012
Forward foreign currency contracts (to sell)	15,713,955

†	At December 31, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$176,143	—	$176,143

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$39,846	$21,737
Class C	390,528	47,566
Class FI	229	242
Class I	—	44,683
Class IS	—	227
Total	$430,603	$114,455

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$91,269
Class C	204,042
Class FI	429
Class I	225,310
Class IS	395
Total	$521,445

Permal Alternative Core Fund 2013 Annual Report	37

Notes to consolidated financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$621,960	$494,619
Class C	1,055,887	853,705
Class FI	751	2,796
Class I	1,670,673	1,245,959
Class IS	791	2,930
Total	$3,350,062	$2,600,009

Net Realized Gains:
Class A	$889,861	$61,494
Class C	2,045,021	157,223
Class FI	2,053	306
Class I	2,305,906	158,355
Class IS	1,801	303
Total	$5,244,642	$377,681

7. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Fund. Based on the Fund’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2013. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2013.

	Affiliate Value at 12/31/12	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Return of Capital	Affiliate Value at 12/31/13	Realized Gain/Loss from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
Legg Mason BW Global Opportunities Bond Fund	$5,904,761	$386,582	34,260	$5,416,411	538,509	$47,162	$66,071	$34,025	—	$575,718
ClearBridge Aggressive Growth Fund	6,102,299	355,450	2,047	2,837,612	26,371	—	28,432	—	$4,008,001	1,247,045
Western Asset Institutional U.S. Treasury Reserves	1,432,366	3,856,024	3,856,024	1,888,389	1,888,389	388	57	—	3,400,001	—
Royce Special Equity Fund	4,128,084	193,636	8,186	3,615,507	204,574	—	—	—	—	1,393,903
Western Asset Core Bond Fund	3,820,285	433,345	35,276	3,590,355	343,861	48,380	—	—	—	491,772
Western Asset High Yield Fund	3,951,347	35,153	3,849	3,709,472	442,400	30,494	—	—	—	342,466
	$25,339,142	$5,260,190		$21,057,746		$126,424	$94,560	$34,025	$7,408,002	$4,050,904

38	Permal Alternative Core Fund 2013 Annual Report

8. Shares of beneficial interest

At December 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	216,288	$3,357,046	212,240	$3,114,657
Shares issued on reinvestment	93,320	1,407,190	35,192	513,610
Shares repurchased	(377,287)	(5,828,288)	(574,311)	(8,328,106)
Net decrease	(67,679)	$(1,064,052)	(326,879)	$(4,699,839)

Class C
Shares sold	398,524	$6,152,748	407,375	$5,916,790
Shares issued on reinvestment	161,842	2,439,853	55,986	817,884
Shares repurchased	(1,008,445)	(15,538,652)	(1,023,714)	(14,939,046)
Net decrease	(448,079)	$(6,946,051)	(560,353)	$(8,204,372)

Class FI
Shares sold	82	$1,248	284	$4,160
Shares issued on reinvestment	185	2,804	213	3,102
Shares repurchased	(5,557)	(87,620)	(536)	(7,555)
Net decrease	(5,290)	$(83,568)	(39)	$(293)

Class I
Shares sold	694,668	$10,694,452	590,332	$8,580,864
Shares issued on reinvestment	97,717	1,472,861	42,240	615,498
Shares repurchased	(734,161)	(11,363,843)	(1,727,745)	(25,008,384)
Net increase (decrease)	58,224	$803,470	(1,095,173)	$(15,812,022)

Class IS
Shares issued on reinvestment	170	$2,592	222	$3,233
Shares repurchased	(5,573)	(88,000)	—	—
Net increase (decrease)	(5,403)	$(85,408)	222	$3,233

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$5,912,626	$2,704,081
Net long-term capital gains	2,682,078	273,609
Total distributions paid	$8,594,704	$2,977,690

Permal Alternative Core Fund 2013 Annual Report	39

Notes to consolidated financial statements (cont’d)

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,050,348
Undistributed long-term capital gains — net	2,124,307
Total undistributed earnings	$4,174,655
Other book/tax temporary differences(a)	(786,759)
Unrealized appreciation (depreciation)(b)	5,384,072
Total accumulated earnings (losses) — net	$8,771,968

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

40	Permal Alternative Core Fund 2013 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Permal Alternative Core Fund (formerly, Permal Tactical Allocation Fund, the “Fund”), a series of Legg Mason Partners Equity Trust, including the consolidated schedule of investments, as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the four-year period then ended and the period from April 9, 2009 (commencement of operations) to December 31, 2009. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the investee funds’ transfer agent and custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Permal Alternative Core Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from April 9, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

Permal Alternative Core Fund 2013 Annual Report	41

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Permal Asset Management LLC (“Permal”) provides day-to-day management of the Fund’s portfolio, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides certain compliance and portfolio execution services to the Fund, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Permal and LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager, LMGAA and Western Asset are wholly-owned subsidiaries, and Permal is a subsidiary, of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of

42	Permal Alternative Core Fund

the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager, Permal and LMGAA, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional global flexible portfolio funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for the one-year period, but performed slightly below the median performance of the funds in the Performance Universe for the three-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management

Permal Alternative Core Fund	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager, Permal and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of institutional blended and passively managed affiliated funds of funds consisting of two global flexible portfolio funds, five global multi-cap core funds, one global multi-cap growth fund and three international multi-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional blended and passively managed affiliated global flexible portfolio, global multi-cap core, global multi-cap growth and international multi-cap core funds of funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and higher than the

44	Permal Alternative Core Fund

average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the limited number of funds in the Expense Group and that most of the funds in the Expense Group either did not charge management fees or waived a substantially portion of their management fees. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

Permal Alternative Core Fund	45

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

46	Permal Alternative Core Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Alternative Core Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Permal Alternative Core Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

48	Permal Alternative Core Fund

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Permal Alternative Core Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Permal Alternative Core Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Permal Alternative Core Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

52	Permal Alternative Core Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2013:

Record date:	6/17/2013	12/10/2013	12/27/2013
Payable date:	6/18/2013	12/11/2013	12/30/2013
Ordinary income:
Qualified dividend income for individuals	16.83%	7.91%	7.91%
Dividends qualifying for the dividends
received deduction for corporations	11.74%	4.34%	4.34%
Long-term capital gain dividend	$0.00070	$0.46676	—

Please retain this information for your records.

Permal Alternative Core Fund	53

Permal Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Legg Mason Global Asset Allocation, LLC

Permal Asset Management LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Permal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML012193 2/14 SR14-2127

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,300 in December 31, 2012 and $91,927 in December 31, 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $6,000 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,100 in December 31, 2012 and $7,700 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h)	Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014